                                                                                                                                                              002-88566

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

Supplement to the
Focus Portfolio (Class S) Prospectus
dated May 1, 2003

The first paragraph of the "Management" section of the Prospectus is revised to read as follows:

Kent Simons and Robert B. Corman are Vice Presidents of Neuberger Berman Management and Managing Directors of Neuberger Berman, LLC. Simons has managed the fund's assets since its inception. Corman has co-managed the fund's assets since November 2003. He held senior positions in portfolio management at four other firms since 1981.

This supplement is dated November 5, 2003.